UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 - December 31, 2008

Item 1. Reports to Shareholders.

Royce Capital Fund— Micro-Cap Portfolio Royce Capital Fund— Small-Cap Portfolio	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2008

	Average Annual Total Returns
				Since			Annual Operating
Fund	1-Year	5-Year	10-Year	Inception			Expenses

Royce Capital Fund—Micro-Cap Portfolio	-43.27%	-1.92%	8.80%	9.39%		(12/27/96)	1.31%

Royce Capital Fund—Small-Cap Portfolio	-27.18	2.24	9.02	9.74		(12/27/96)	1.08%

Russell 2000	-33.79	-0.93	3.02	4.11	*		n.a.

* Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses.

Royce Capital Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	9

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Ultimately, asset management is a
numbers game, and the numbers that
matter most are performance num-
bers. Success or failure is measured in
returns, which are analogous to the
final score in a sporting event. So while
investing and sports are dominated
by performance, the study of how
successful performance is achieved,
and how it may best be maintained
have also become increasingly critical
topics, particularly among manage-
ment teams in either field concerned
with creating long-term winners.

With the stock market enduring-
at the most generous estimate—the
equivalent of a disastrous, injury-
riddled season, we thought that it was
worth looking at some of the related
numbers that help to tell the story of
what has been happening over the last
18 months in our smaller-company
universe, especially now that the play-
ing field has grown significantly larger.

As the market approached its 2008
lows, for example, a story first
reported by Reuters on November 19th
revealed some interesting numbers

Continued on page 4...

Letter to Our Shareholders

A Series Of Unfortunate Events

Each crisis...has its unique individual features—the nature of the shock, the object of speculation, the form of credit expansion, the ingenuity of the swindlers, and the nature of the incident that touches off revulsion. But if one may borrow a French phrase, the more something changes, the more it remains the same. Details proliferate; structure abides. – Charles P. Kindelberger, Manias, Panics and Crashes: A History of Financial Crises

In our 2008 Semiannual Review and Report we observed, “The first six months of 2008 gave even the most serene investor cause for anxiety, if not panic.” We wrote those words in July, two months before the word “bailout” had entered our collective lexicon. It was a time when Lehman Brothers was a major investment bank, AIG was a highly respected insurance business and only a few people were concerned about the prospects for the U.S. auto industry. Bear Stearns was at that point the only significant corporate casualty. Ah, the good old days. However, there was a whiff of dread in the air, with most of the fear coalescing around the impact of a rapidly contracting credit market and a declining real estate market, both exacerbated by the ominous effects of record defaults in subprime mortgages and

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troubles with the wildly complicated securities that housed them. There were also concerns about the sluggish economy and the stumbling stock market.
    All of this, of course, began to worsen quickly and radically in mid-September with a succession of collapses, near-collapses and restructurings that began with the sale of Merrill Lynch to Bank of America, the bankruptcy of Lehman Brothers and the narrow escape of AIG from a similar fate, courtesy of a government-sponsored financial rescue plan. Other financial institutions quickly lobbied for the same privilege, as worries about the global financial system seizing up led to the enactment of the Troubled Assets Relief Program (TARP) in early October, which provided up to $700 billion for firms at risk. The stock market, in a dramatic swoon, initially took its cues from the still-contracted credit market, paying little heed to the federal government’s efforts to stabilize the system and reduce the pain. An interim low for equities was not reached until November 20, more than a month after the passage of the Emergency Economic Stabilization Act of 2008 (of which TARP is a part). And, in spite of a short-term rally from that November low through the end of December, the year lurched toward its end with plenty of volatile days when the major indices closed in the red.
    So much has changed, yet we find ourselves going about our business in much the same manner as always. We are humbled by the fact that we saw so little of it coming. Some kind of correction for smaller companies looked inevitable to us as early as 2006, but crisis did not seem like a sure thing as late as Labor Day of 2008. We have certainly been chastened by our inability to find enough companies capable of withstanding this historically severe bear market. One of our chief sources of collective pride over the years was our portfolios’ generally strong records in down markets. With a few notable exceptions, that was simply not the case in 2008. So while we took ample advantage of what we thought were excellent opportunities—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

So while we took ample advantage of what we thought were excellent opportunities in 2008—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

A Journal Of The Plague Year

Of course, we were not alone in posting uninspiring results. The ongoing horserace between small- and large-cap stocks, as measured by the Russell 2000 and S&P 500, respectively, offered no real winner in 2008, only varying levels of painful negative returns. That said, the Russell 2000 received 2008’s dubious distinction award. The small-cap index’s -33.8% calendar-year return—its worst ever—outpaced the S&P 500’s -37.0% result, as well as the more tech-heavy Nasdaq Composite’s -40.5% performance, the global MSCI EAFE’s (Europe, Australasia and Far East) -43.4% mark and the MSCI World Small Core’s -41.9% showing. Little else in any investment category provided positive returns in 2008, with the exception of a few municipal-bond indices. Losses were considerable across several asset groups. Domestic and international equities of every size, commodities and real estate all endured declines in excess of 30% in 2008.
    The relative advantage for smaller domestic stocks was built in the year’s second and third quarters, especially the latter, a period in which the Russell 2000 fell 1.1% while the S&P 500 declined 8.4%. During the fourth quarter’s decline, the Russell 2000

None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

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within the S&P 500 index. One hundred
and one companies in the large-cap
index at that time were trading for less
than $10 per share, a list that included
former market cap behemoths such
as Ford Motor, Starbucks, Citigroup and
Xerox. The $10 mark was notable not
simply as a gauge of lost value, but
also because many institutions do not like to buy shares of companies trading for less than $10 a share.

As the year rushed to its close, the
market’s movements were uncommonly
(and increasingly) violent as well.
The S&P 500 moved up or down more
than 5% during intraday trading
10 times between 2000 and 2006, and
only three times from the beginning
of 2008 through the end of September ..
However, from October 1 through
December 31, 2008, there were 31 days
in which the large-cap index moved
in excess of 5%. (Source: Bloomberg)

The current bear market for smaller
companies is now more than seventeen
months old and counting. At the
small-cap market low on November 20,
2008, 59% of the constituents in the
Russell 2000 were trading for less than
$10 a share. As of the same date, 51%
of the companies in the small-cap
index sported market caps less than
$250 million, while only 6% were
greater than $1 billion. Within the S&P
500, there were not only 105 companies
trading for less than $10 a share,

Continued on page 6...

Letter to Our Shareholders

gave back a portion of its edge, falling 26.1% versus a loss of 21.9% for its large-cap counterpart. It was the worst quarterly showing for either index since the fourth quarter of 1987. Recent market cycle results were also discouraging. From the Russell 2000’s recent peak on 7/13/07 through the trough on 11/20/08, the small-cap index lost 54.1%. The S&P 500 declined 50.7% from its 2007 performance peak on 10/9/07 through 11/20/08. The longer-term picture was equally dispiriting. Three-and five-year returns ended 12/31/08 were negative for both the Russell 2000 and S&P 500. Ten-year returns for the S&P 500 were also negative, and among the worst in the long history of the large-cap index. These longer-term returns offer particularly compelling evidence of just how devastating the current bear market has been.
    In the context of such poor results, it makes sense that few people commented on, or even noticed, the otherwise dynamic rally that followed the trough on 11/20/08 through the year’s end, a period that saw the Russell 2000 gain 30.0% versus a gain of 20.5% for the S&P 500. Always a bit skeptical about short-term rallies, we were actually more encouraged by the fact that a system was put in place, both here and in other developed nations, to aid financial firms in trouble. While we may not have seen the last of financial institutions failing, there was a growing steadiness to the market’s behavior as the fourth quarter came to a close. We really cannot expect any long-term recovery until we achieve systemic stability. The credit market has not yet recovered, but it did show some signs of life, with the LIBOR spread contracting as the year ended. One other key component, though not technically a sign of stability, is the unpredictable nature of markets and economies. None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

The Waste Land
In 2007 and through the first six months of 2008, small-cap value stocks, as measured by the Russell 2000 Value index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth index. This followed a seven-year period of performance dominance for small-cap value stocks that began in earnest with the previous small-cap market peak on 3/9/00. As long-time believers in the power of reversion to the mean, we thought that small-cap growth’s overall advantage in the 18-month period that ended on 7/15/08 made sense considering that small-cap value stocks had been the superior performers between 2000 and 2006. When it was clear to us by mid-October 2008 that the stock market was in not just a bear market but an historically awful one, we were not sure how matters would shake out within the smaller stock universe. However, we did feel sure that, regardless of either style’s ultimate advantage in 2008, each calendar-year return would be dismal.

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     The Russell 2000 Value index declined 28.9% versus a loss of 38.5% for the Russell 2000 Growth index in 2008. The first signs of a shift back to small-cap value, at least in the short term, can be seen in 2008’s first quarter (-6.5% versus -12.8%), although the Russell 2000 Value index then lost ground to its small-cap growth sibling in the second quarter (-3.6% versus +4.5%). Outperformance for small-cap value was more consistent in the second half of 2008, with advantages over small-cap growth in both the third (+5.0% versus -7.0%) and fourth quarters (-24.9% versus -27.5%).
     The performance advantage for the Russell 2000 Value index also held during recent market-cycle periods, although in each instance its edge was slight and was mostly attributable to second-half results in 2008. From the small-cap peak on 7/13/07 through 12/31/08, small-cap value was down 39.4% versus a loss of 41.8% for small-cap growth. Both indices have thus been gored badly by the bear. In the short-term rally from the small-cap trough on 11/20/08 through 12/31/08, small-cap value gained 31.3% versus 28.6% for its small-cap growth counterpart. Small-cap value’s slender advantage in both the decline and the rally within the current market cycle is preferable to underperformance, but stands out more as an example that this bear has shown no mercy, save to a tiny handful of stocks.

We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.

Been Down So Long It Looks Like Up To Me

What, exactly, happened? How did a group of mostly veteran portfolio managers at a firm that has taken great pride in the historical down market performance of its portfolios fare so poorly in a bear market? In large part, it has been the nature of this particular bear, which has clawed deeply at every area in nearly every stock market covering the globe. And its savagery has been deep and wide, owing to the near-catastrophic economic circumstances that have been its compatriots. From the first stirrings of the housing crisis in 2006 through our first look at a large-scale economic stimulus plan in January 2009, the news has been unremittingly bad, including a global financial system that barely avoided a massive failure to function between mid-September and mid-November. This last crisis took place in the midst of a deepening recession. In such an uncertain environment, it was simply not possible for stock markets to perform their historically typical role of confidently looking forward and gauging the prospects of success for businesses.
     We had also been wondering for some time if the correction which followed the bursting Internet bubble in 2000 was less severe than such a heady and irrational bull market quite deserved. While we were perfectly content to enjoy strong absolute and relative returns for our funds from 2000-2007 (especially since we were relatively unscathed by much of the Internet mania), we also—somewhat nervously—believed that many valuations throughout the market remained too high. It seemed to us that the decline which stretched from early 2000 through October 2002 for both small- and large-cap stocks, while undoubtedly unpleasant, was relatively benign considering the excesses that history has previously demanded be wrung out of stock prices following a bubble. Yet we saw no serious downturn in the equity markets until 2008, when it was accompanied by far-reaching crises on several other fronts. In retrospect,

Our thought is that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades.

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but, incredibly, 24% of the index was
small-cap by our definition—companies
with a market cap of up to $2.5 billion.
In fact, 49% of the large-cap index's
constituents had market caps less than
$5 billion. (Source: FactSet)

Steven DeSanctis of Merrill Lynch
pointed out in a November report that
“all small cap sectors have fallen
more than their previous bear market
averages, with three now down over
60%.” All of this suggests a wider and
wider pool of potential opportunities
for bargain-conscious small-cap value
investors like ourselves. If one is
cautiously optimistic about the long-
term prospects for stocks—as we are—
then this must be good news, yes?

The answer is complicated. Having
more choices is not always a good
thing. More importantly, our portfolio
managers have learned over the years
that most stocks are cheap for very
good reasons. The current bear market
will scarcely alter that truth by having
punished nearly all companies with
nearly equal force. With the expanded
number of both smaller companies
and cheap stocks, it becomes even more
critical for us to exercise strict
discipline in building our portfolios.
As we are always more interested
in long-term success, we have become
even more exacting in our selection
process. We see that as the best way to
lay the foundation for recovery from
this historically difficult market.

Letter to Our Shareholders

it is no longer so shocking that investors panicked as they did, selling anything and everything without regard to company quality, valuation, or long-term outlook.
     When we select securities for our portfolios, we look for quality, for attributes that we believe will help a given company survive when times are bad and flourish when they are good. Characteristics such as a strong balance sheet and the ability to generate free cash flow indicate a business that is equipped with the necessary resources to withstand a downturn in its industry and/or a more widespread economic slowdown. Carrying little or no debt and having ample cash generally give a company the necessary resilience to make it through tough times. Our preference for cash-rich, low-leverage companies comes from years of ongoing research into which kinds of businesses endure and which ones wither. However, when investors began to flee equities in September, these tools of cautious risk management offered no bulwark against the stampede of liquidation that grew frighteningly intense in the first two weeks of October and lasted into November.

The Audacity Of Hope
Witnessing the punishment that was inflicted on the stock prices of what we regard as well-run, high-quality businesses has been one of the worst parts of the downturn, particularly as much of the sell-off was driven by the deleveraging activities of hedge funds and other financial institutions covering shorts and dealing with fallout from the mortgage crisis. We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.
     Each bear market is different—for example, the current situation is more global in scope than the crisis in 1973-4, which was itself distinguished by stagflation, the oil embargo and the creation of the misery index. Common ground exists in that each period has been

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marked by controversial wars, the departure of an unpopular president and uncertainty about the future of the U.S. economy. What is perhaps most interesting is how our country’s eventual recovery from both the Great Depression and the recession of the Seventies may be fueling some tempered optimism about our current period. While there is definitely a lot of pessimism in the media and elsewhere about the economy, we also think there is a sense that, however difficult our challenges are in the months and years ahead, we are capable as a nation of meeting them and ultimately succeeding.
     We think that we may be approaching the worst phase of this very painful recession. Not anticipating same-store sales declines in the 20% range next year at this time, we believe that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades. While shorter-term returns may continue to be lackluster, we believe that historical performance patterns for stocks should return to the market. This will be good news for two reasons: The first would be the very fact of positive movement in the markets again (and post-bear-market results have historically been robust); the second would be the stock market playing its traditional role of looking forward and seeing signs of an economy on the mend. Or at least that is our audacious hope.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2009

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Royce Capital Fund 2008 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008*			-38.97%

One-Year			-43.27

Three-Year			-10.61

Five-Year			-1.92

10-Year			8.80

Since Inception (12/27/96)			9.39

ANNUAL EXPENSE RATIO

Operating Expenses			1.31%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2008	-43.3%	2002	-12.9%

2007	4.0	2001	29.7

2006	21.1	2000	18.5

2005	11.6	1999	28.1

2004	13.8	1998	4.1

2003	49.2	1997	21.2

TOP 10 POSITIONS % of Net Assets

Anaren			1.5%

Kennedy-Wilson			1.3

Atlantic Tele-Network			1.3

Alamos Gold			1.3

Allied Nevada Gold			1.3

Patriot Transportation Holding			1.3

Kforce			1.2

Cavco Industries			1.2

AAON			1.2

Red Back Mining			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			17.5%

Industrial Services			15.7

Natural Resources			15.3

Industrial Products			12.2

Health			9.3

Consumer Products			5.9

Financial Intermediaries			5.4

Consumer Services			4.9

Financial Services			2.8

Miscellaneous			4.8

Preferred Stock			0.6

Cash and Cash Equivalents			5.6

Royce Capital Fund—Micro-Cap Portfolio

Manager’s Discussion
The disastrous year for the stock market as a whole was ably, and unfortunately, exemplified by the performance of micro-cap stocks in 2008. It was at least equally unfortunate that Royce Capital Fund—Micro-Cap Portfolio (RCM) offered no exception to any of the adversity. The Fund lost 43.3% for the calendar year versus a decline of 33.8% for its small-cap benchmark, the Russell 2000, and a loss of 39.8% for the Russell Microcap Index. This result was frustrating on both an absolute and relative basis, particularly because the Fund’s relative performance was better during the first half of 2008. Not only did the Fund thus lose its relative advantage, but it did so during the sort of difficult market environment in which we would typically expect it to effectively hold its value. Instead, RCM experienced the worst calendar year return since its inception (though only its second calendar year with a negative return).
      Third-quarter losses, mostly the result of pullbacks from holdings in the Natural Resources and Industrial Products sectors, were responsible for the Fund losing so much ground. From 6/30/08 through 9/30/08, RCM fell 13.3% compared to a loss of 1.1% for the Russell 2000 and a decline of 0.8% for the Russell Microcap Index. The fourth quarter saw slightly more competitive performance for the Fund on a relative basis, though returns were far worse on an absolute basis. RCM lost 29.6% during the fourth quarter, while its benchmark fell 26.1% and the Russell Microcap Index declined 28.1%. The Fund has thus far struggled in the new market cycle that began with the small-cap market peak on 7/13/07. From that peak through 12/31/08, RCM was down 47.3% versus respective losses of 40.4% and 47.8% for the Russell 2000 and Russell Microcap Index. A welcome, though admittedly under-the-radar, rally closed out the year. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 25.5% compared to 30.0% for its benchmark and 24.9% for the Russell Microcap Index.

      The Fund’s most recent full market cycle performance was more encouraging. However, one must look to calendar-based periods beyond five years for strong results on both an absolute and relative basis, a testament to just how deeply the bear has bitten. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund gained 75.9% versus a loss of 7.7% for the Russell 2000. (Data for the Russell Microcap index only goes back to 2002.)The Fund also outperformed the Russell 2000 for the 10-year and since inception (12/27/96) periods ended 12/31/08. RCM’s average annual total return since inception was 9.4%.
GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

Alamos Gold	0.66%

Red Back Mining	0.29

Marten Transport	0.25

AAON	0.24

American Science & Engineering	0.24

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             10  |  Royce Capital Fund 2008 Annual Report to Shareholders

Performance and Portfolio Review

     Each of the Fund’s nine equity sectors finished the year in the red. In a year full of adversity, the most unfortunate event was the movement of the Natural Resources sector from first to worst—after posting solid net gains on a dollar basis through 6/30/08, the sector collapsed in the second half of the year and wound up showing the largest net losses in 2008. The Fund held a larger number of companies in the energy industry than were found in the Russell 2000. When oil and natural gas prices reversed course and began to stall in September, energy stocks also started suffering, as did many industrial companies, which was the other area of the portfolio that enjoyed solid first-half results and in which we were overweight compared to the Russell 2000. These developments cut both ways for us. Obviously chagrined at the distress some of our most highly regarded holdings were enduring, we also saw opportunities to continue building positions in companies with what we think are excellent long-term prospects. For example, TGC Industries provides seismic data acquisition services primarily to onshore oil and natural gas exploration and development companies here in the U.S. We like its conservative balance sheet, positive earnings and solid position in an industry that we believe will recover. Thus, we built our stake between January and June.
     Elsewhere, we chose to hold our shares of Endeavour Financial. The firm was involved in two troubled industries in 2008—Endeavour is a financial advisory company that specializes in helping smaller natural resources businesses across the globe. At the end of the year, we liked its management and its prospects for a rebound. We took our losses and moved on from a disappointing experience with LECG Corporation, which provides expert testimony and strategic advice to companies and law firms. Initially optimistic when new management took over in the summer of 2007, we soured over subsequent managerial missteps and a badly missed earnings estimate in January 2008 that sent its stock price reeling. The Fund’s Technology holdings also turned in mostly poor performance in 2008. Hardest hit were companies in the semiconductors and equipment group. The industry had been struggling prior to the market’s dramatic second-half fall, and the recession has only made matters worse as businesses began cutting back or cancelling plans for technology spending. We reduced our position in integrated circuits maker PDF Solutions in October.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

Endeavour Financial	-1.04%

PDF Solutions	-0.86

TGC Industries	-0.76

Orchid Cellmark	-0.71

CapMan Cl. B	-0.69

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$202 million

Weighted Average P/E Ratio**	7.6x

Weighted Average P/B Ratio	0.9x

Weighted Average Portfolio Yield	2.0%

Fund Net Assets	$332 million

Turnover Rate	51%

Number of Holdings	216

Symbol
Investment Class	RCMCX
Service Class	RCMSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of12/31/08).

Royce Capital Fund 2008 Annual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008 *			-28.54%

One-Year			-27.18

Three-Year			-6.26

Five-Year			2.24

10-Year			9.02

Since Inception (12/27/96)			9.74

ANNUAL EXPENSE RATIO

Operating Expenses			1.08%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2008	-27.2%	2002	-13.8%

2007	-2.1	2001	21.0

2006	15.6	2000	33.3

2005	8.6	1999	8.2

2004	25.0	1998	8.9

2003	41.1	1997	17.1

TOP 10 POSITIONS % of Net Assets

Knight Capital Group Cl. A			2.6%

Comtech Telecommunications			2.1

Oil States International			2.1

Unit Corporation			2.0

Gardner Denver			1.9

Korn/Ferry International			1.8

Aspen Insurance Holdings			1.8

Validus Holdings			1.8

Heidrick & Struggles International			1.7

Reinsurance Group of America			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			15.7%

Financial Intermediaries			14.6

Natural Resources			14.4

Technology			13.0

Industrial Services			11.9

Consumer Products			8.4

Consumer Services			7.8

Health			3.5

Financial Services			1.0

Miscellaneous			2.8

Cash and Cash Equivalents			6.9

Royce Capital Fund—Small-Cap Portfolio

Manager’s Discussion
Our pride in being contrarian was checked somewhat by the bear market’s indiscriminate approach to lowering share prices in 2008. What we regard as high-quality companies drawn from the small-cap universe were simply unable to provide the kind of down market protection we anticipated. Royce Capital Fund—Small-Cap Portfolio (RCS) lost 27.2% in 2008, outperforming its benchmark index, the Russell 2000, which lost 33.8% for the same period. Although the Fund’s 2008 result was disappointing on an absolute basis (as well as being RCS’s worst return since inception), we were pleased to see the Fund lose less than its benchmark.
      During the first half of 2008, the Fund not only easily outpaced the Russell 2000, it also posted a small positive return. However, during the third quarter RCS fell 5.6% while the Russell 2000 lost only 1.1%. With the fourth quarter seeing an even more intense sell-off, RCS was down 24.3% versus a decline of 26.1% for its benchmark. The second half of 2008 thus saw the Fund lose some of its performance advantage over the small-cap index following its more impressive absolute showing in the year’s first half.

     The new market cycle for smaller stocks that began with the small-cap market peak in July 2007 has been difficult for the Fund, although it has so far held an edge over the small-cap index. From 7/13/07 through 12/31/08, RCS fell 37.0% compared to a 40.4% loss for its benchmark. During the furtive rally that closed out 2008, RCS’s results were also solid on a relative basis, though we long ago learned not to read much into short-term upswings, least of all those that take place in the midst of an historically severe bear market. Still, we were pleased that from the small-cap low on 11/20/08 through 12/31/08 RCS gained 30.5% versus 30.0% for the Russell 2000. We were even more cheered by the Fund’s longer-term performances. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund gained 109.9% compared to a loss of 7.7% for its benchmark. RCS also outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 12/31/08. The Fund’s average annual total return since inception was 9.7%.
     The sudden, dramatic reversal of fortune for two of the portfolio’s largest sectors shows how dramatically the bear market has affected the Fund. The Natural Resources and Industrial Products sectors made the most significant contributions to first-half performance; during the second half of the year, they—along with the loss-leading Technology sector—
GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

Emergent Biosolutions	0.99%

Validus Holdings	0.58

Knight Capital Group Cl. A	0.49

Arkansas Best	0.39

Grey Wolf	0.38

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             12  |  Royce Capital Fund 2008 Annual Report to Shareholders

Performance and Portfolio Review

posted the most substantial net losses. The Fund also had greater exposure to Natural Resources and Industrial Products than the Russell 2000 did at the end of 2008. When oil and natural gas prices began to fall in September, energy stocks followed, as did many industrial companies as global demand for construction and other materials began to wane. Although these were unwelcome developments (to say the least), we tried to use the volatility to our advantage by building positions in companies that enjoyed our highest confidence.
     We repurchased shares of Oil States International in 2006. Having always liked its conservative balance sheet and well-run business, the company’s share price returned to levels that we found attractive at that time. It operates three subsidiaries that provide specialty products and services to oil and gas drilling and production companies across the globe. After robust demand for its services began to dry up in 2008’s second half, we began to add to our stake. Unit Corporation followed a similar pattern. The firm operates as a contract drilling company, though it also has its own oil and natural gas exploration business. Just as the record-shattering price of oil and its own growing businesses helped its share price to climb during the first half, the decline in oil prices pushed its share price down to what we thought were highly attractive levels. We increased our stake between September and December. In the Industrial Products sector, specialty metals maker Carpenter Technology saw some slippage in earnings and cash flow, which helped keep investors away. We first bought shares in June and continued to buy through early December as its stock price slipped.
     Portfolio holdings in the Technology sector were very hard hit. Hindsight has since made it clear that we began buying into certain tech industries, such as semiconductor and equipment businesses, too soon, particularly in light of the severity of the recession. However, our interest in these businesses is long term, so we added to positions in a variety of tech businesses such as Entegris, Verigy and Comtech Telecommunications. An ongoing slump in its stock price led us to significantly increase our stake in NETGEAR, which designs and manufactures networking products for home users and small businesses worldwide. We liked its innovative business, conservative balance sheet, earnings history and recent success in becoming cash-flow positive, while other investors continued to abandon it.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

Oil States International	-1.58%

Entegris	-1.12

Unit Corporation	-1.03

Thor Industries	-0.97

NETGEAR	-0.91

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$726 million

Weighted Average P/E Ratio**	8.5x

Weighted Average P/B Ratio	1.1x

Weighted Average Portfolio Yield	1.5%

Fund Net Assets	$293 million

Turnover Rate	45%

Number of Holdings	98

Symbol
Investment Class	RCPFX
Service Class	RCSSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/08).

Royce Capital Fund 2008 Annual Report to Shareholders  |  13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 93.8%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 2.1%
†Fuqi International [a]	224,900	$1,407,874
LaCrosse Footwear	266,731	3,328,803
True Religion Apparel [a,b]	68,800	855,872
Volcom [a,b]	129,600	1,412,640

		7,005,189

Food/Beverage/Tobacco - 1.3%
Asian Citrus Holdings	472,000	1,031,204
†HQ Sustainable Maritime Industries [a,b]	167,000	1,307,610
Sipef	75,000	1,948,501

		4,287,315

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	146,500	1,126,585

Home Furnishing and Appliances - 0.7%
AS Creation Tapeten	90,810	2,279,812

Sports and Recreation - 1.5%
Arctic Cat	556,360	2,664,965
Piscines Desjoyaux	154,807	609,143
RC2 Corporation [a]	147,000	1,568,490

		4,842,598

Total (Cost $35,821,901)		19,541,499

Consumer Services – 4.9%
Leisure and Entertainment - 0.4%
FortuNet [a,b]	158,100	270,351
Multimedia Games [a,b]	424,938	1,011,352

		1,281,703

Online Commerce - 0.3%
CryptoLogic	409,600	937,984

Restaurants and Lodgings - 0.7%
Benihana [a]	61,314	128,760
Benihana Cl. A [a]	127,930	268,653
City Lodge Hotels	270,700	2,111,045

		2,508,458

Retail Stores - 3.5%
A.C. Moore Arts & Crafts [a]	127,300	178,220
Buckle (The)	119,025	2,597,125
Cache [a]	438,250	885,265
Cato Corporation (The) Cl. A	124,500	1,879,950
Dover Saddlery [a]	32,723	43,849
Jos. A. Bank Clothiers [a,b]	106,600	2,787,590
†Lewis Group	385,500	2,013,644
†Lumber Liquidators [a]	68,800	726,528
Stein Mart [a]	340,124	384,340

		11,496,511

Total (Cost $25,927,036)		16,224,656

	SHARES	VALUE

Financial Intermediaries – 5.4%
Banking - 1.1%
Bancorp (The) [a]	127,528	$478,230
BB Holdings [a]	743,924	1,986,675
Canadian Western Bank	128,600	1,289,646

		3,754,551

Insurance - 3.0%
American Physicians Service Group	40,000	860,400
American Safety Insurance Holdings [a]	143,200	1,891,672
Argo Group International Holdings [a]	70,027	2,375,316
Navigators Group [a]	42,500	2,333,675
United Fire & Casualty	78,630	2,443,034

		9,904,097

Securities Brokers - 1.3%
Sanders Morris Harris Group	515,900	3,090,241
Thomas Weisel Partners Group [a]	281,400	1,328,208

		4,418,449

Total (Cost $21,257,086)		18,077,097

Financial Services – 2.8%
Investment Management – 2.8%
Brait	905,500	1,187,363
CapMan Cl. B	1,126,855	1,501,376
Deutsche Beteiligungs	197,700	3,407,195
Endeavour Financial	722,900	1,001,344
†Sprott Resource [a]	693,600	1,573,171
U.S. Global Investors Cl. A	112,300	549,147

Total (Cost $24,028,497)		9,219,596

Health – 9.3%
Commercial Services - 0.3%
PDI [a]	222,700	893,027

Drugs and Biotech - 2.6%
DUSA Pharmaceuticals [a]	429,949	451,447
Dyax Corporation [a]	641,416	2,334,754
Fornix Biosciences	106,128	1,035,608
Lexicon Pharmaceuticals [a]	1,718,686	2,406,160
Maxygen [a]	101,700	907,164
Orchid Cellmark [a]	884,200	583,572
ULURU [a]	2,077,690	581,753
YM Biosciences [a]	737,800	258,230

		8,558,688

Health Services - 2.5%
Bio-Imaging Technologies [a]	272,023	995,604
Computer Programs and Systems	98,400	2,637,120
CorVel Corporation [a]	78,225	1,719,386
LCA-Vision [b]	291,681	1,198,809
U.S. Physical Therapy [a]	141,960	1,892,327

		8,443,246

Medical Products and Devices - 3.9%
Anika Therapeutics [a]	133,252	405,086
Bruker Corporation [a]	178,406	720,760
Cerus Corporation [a]	400,000	280,000
†Cynosure Cl. A [a]	151,000	1,378,630

14 | Royce Capital Fund 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Health (continued)
Medical Products and Devices (continued)
Exactech [a]	24,800	$417,632
Merit Medical Systems [a]	20,344	364,768
Neogen Corporation [a]	118,950	2,971,371
NMT Medical [a,b]	174,800	166,060
Northstar Neuroscience [a]	353,700	427,977
SenoRx [a]	220,000	514,800
Shamir Optical Industry	145,700	412,331
Syneron Medical [a]	276,644	2,307,211
Thermage [a]	306,900	420,453
Young Innovations	131,465	2,024,561

		12,811,640

Total (Cost $54,786,818)		30,706,601

Industrial Products – 12.2%
Automotive - 1.6%
ATC Technology [a]	122,300	1,789,249
Landi Renzo	731,000	3,401,855

		5,191,104

Building Systems and Components - 2.8%
AAON	185,408	3,871,319
Drew Industries [a,b]	283,633	3,403,596
LSI Industries	308,599	2,120,075

		9,394,990

Industrial Components - 0.8%
†Graham Corporation	145,700	1,576,474
†Orion Energy Systems [a,b]	205,600	1,112,296

		2,688,770

Machinery - 2.5%
†Burckhardt Compression Holding	17,500	2,522,541
Exel Industries Cl. A	16,303	529,411
Kadant [a]	140,000	1,887,200
Key Technology [a]	130,300	2,461,367
Technotrans	150,800	770,637

		8,171,156

Metal Fabrication and Distribution - 2.3%
†Foster (L.B.) Company Cl. A [a]	90,976	2,845,729
Olympic Steel	178,400	3,634,008
Samuel Manu-Tech	243,800	1,184,933

		7,664,670

Miscellaneous Manufacturing - 0.8%
PMFG [a]	97,400	931,144
†Semperit AG Holding	103,500	1,705,271

		2,636,415

Pumps, Valves and Bearings - 0.8%
†Pfeiffer Vacuum Technology	42,100	2,787,675

Specialty Chemicals and Materials - 0.6%
American Vanguard	164,133	1,920,356

Total (Cost $48,990,428)		40,455,136

Industrial Services – 15.7%
Advertising and Publishing - 0.6%
Haynes Publishing Group	65,700	119,964
	SHARES	VALUE

Industrial Services (continued)
Advertising and Publishing (continued)
†Journal Communications Cl. A	779,226	$1,909,104

		2,029,068

Commercial Services - 6.9%
Barrett Business Services	84,099	916,679
†Begbies Traynor	823,000	1,665,461
†Brunel International	109,000	1,296,804
†CRA International [a]	60,106	1,618,655
Electro Rent	148,200	1,653,912
Exponent [a]	115,788	3,482,903
GP Strategies [a]	389,700	1,753,650
Intersections [a]	279,945	1,455,714
†Kenexa Corporation [a,b]	156,000	1,244,880
Kforce [a]	524,991	4,031,931
Lincoln Educational Services [a]	246,517	3,266,350
Willdan Group [a,b]	290,100	551,190

		22,938,129

Engineering and Construction - 2.6%
Cavco Industries [a]	144,881	3,895,850
†Layne Christensen [a]	59,800	1,435,798
Sterling Construction [a]	174,500	3,235,230

		8,566,878

Food, Tobacco and Agriculture - 0.6%
Zapata Corporation [a]	344,300	2,076,129

Industrial Distribution - 0.3%
Houston Wire & Cable	119,900	1,116,269

Printing - 1.8%
Courier Corporation	159,618	2,857,162
CSS Industries	84,300	1,495,482
Ennis	126,600	1,533,126

		5,885,770

Transportation and Logistics - 2.9%
Euroseas	386,849	1,663,451
Marten Transport [a]	115,149	2,183,225
Patriot Transportation Holding [a]	61,281	4,293,960
Vitran Corporation [a]	224,050	1,389,110

		9,529,746

Total (Cost $66,409,746)		52,141,989

Natural Resources – 15.3%
Energy Services - 4.0%
Boots & Coots International Well Control [a,b]	1,240,000	1,463,200
Dawson Geophysical [a]	89,502	1,594,031
Gulf Island Fabrication	81,900	1,180,179
OYO Geospace [a]	29,684	518,579
Pioneer Drilling [a]	152,500	849,425
Savanna Energy Services	86,084	557,855
Superior Well Services [a]	131,100	1,311,000
T-3 Energy Services [a]	108,986	1,028,828
Tesco Corporation [a]	152,980	1,092,277
TGC Industries [a]	614,625	1,272,274
Total Energy Services Trust	570,900	1,734,204

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
World Energy Solutions [a]	2,307,000	$663,414

		13,265,266

Oil and Gas - 1.1%
Approach Resources [a]	235,200	1,719,312
†Gran Tierra Energy [a,b]	560,100	1,568,280
Kodiak Oil & Gas [a]	686,800	212,908
PetroCorp [a,c]	163,200	0

		3,500,500

Precious Metals and Mining - 9.4%
Alamos Gold [a]	619,900	4,393,783
Allied Nevada Gold [a,b]	862,009	4,361,766
Aquiline Resources [a]	1,146,900	1,607,239
Bear Creek Mining [a]	338,200	405,456
Crosshair Exploration & Mining [a]	1,299,500	207,920
Eldorado Gold [a]	200,000	1,590,000
Endeavour Silver [a,b]	586,300	598,026
Entree Gold [a]	988,700	870,056
First Majestic Silver [a]	702,800	1,235,380
†Fronteer Development Group [a,b]	1,171,800	2,296,728
Gammon Gold [a]	342,447	1,873,185
Great Basin Gold [a]	508,700	646,949
Greystar Resources [a]	418,800	647,961
†Horsehead Holding [a]	299,500	1,407,650
Midway Gold [a]	782,900	374,168
Minco Silver [a]	843,000	969,672
Quaterra Resources [a,b]	542,500	268,064
Red Back Mining [a]	547,000	3,806,181
Rusoro Mining [a]	712,000	374,889
Silvercorp Metals	1,100,100	2,325,849
US Gold [a]	836,796	761,484
Western Copper [a]	1,611,200	313,235

		31,335,641

Real Estate - 0.8%
Kennedy-Wilson [a]	74,000	2,516,000

Total (Cost $93,386,808)		50,617,407

Technology – 17.5%
Aerospace and Defense - 1.1%
Aerovironment [a,b]	14,369	528,923
American Science & Engineering	14,400	1,065,024
Ducommun	122,500	2,045,750

		3,639,697

Components and Systems - 1.5%
†Aladdin Knowledge Systems [a]	252,300	1,554,168
LaCie	297,079	825,125
†SMART Modular Technologies (WWH) [a]	594,340	915,283
†Super Micro Computer [a]	282,211	1,786,396

		5,080,972

Distribution - 0.7%
Diploma	1,278,000	2,302,330

IT Services - 0.7%
Neurones	361,639	2,312,820

	SHARES	VALUE

Technology (continued)
Semiconductors and Equipment - 7.1%
Advanced Energy Industries [a]	160,200	$1,593,990
†ATMI [a]	148,100	2,285,183
Cascade Microtech [a]	3,090	6,025
CEVA [a]	379,500	2,656,500
GSI Technology [a]	482,500	1,322,050
Ikanos Communications [a]	309,400	389,844
Integrated Silicon Solution [a]	304,557	496,428
PDF Solutions [a]	592,224	852,803
Rubicon Technology [a,b]	169,170	720,664
Rudolph Technologies [a]	188,800	666,464
Semitool [a]	317,400	968,070
†Sigma Designs [a,b]	192,500	1,828,750
Smartrac [a]	85,000	1,400,351
STEC [a,b]	228,500	973,410
Supertex [a]	140,300	3,368,603
TTM Technologies [a]	484,800	2,525,808
†Wolfson Microelectronics [a]	1,265,200	1,469,628

		23,524,571

Software - 2.1%
†Double-Take Software [a]	248,850	2,232,184
Fundtech [a]	129,900	901,506
Pervasive Software [a]	304,400	1,287,612
†Phoenix Technologies [a,b]	334,188	1,169,658
PLATO Learning [a]	743,430	892,116
SeaChange International [a]	55,000	396,550

		6,879,626

Telecommunications - 4.3%
Anaren [a]	412,900	4,934,155
Atlantic Tele-Network	165,550	4,395,352
†Ceragon Networks [a,b]	376,702	1,902,345
Digi International [a]	265,200	2,150,772
KVH Industries [a]	199,400	1,032,892

		14,415,516

Total (Cost $91,091,154)		58,155,532

Miscellaneous [d] – 4.8%
Total (Cost $26,181,611)		15,946,251

TOTAL COMMON STOCKS
(Cost $487,881,085)		311,085,764

PREFERRED STOCK – 0.6%
†Kennedy-Wilson Conv. [c,e]
(Cost $2,408,000)	2,408	1,949,331

16 | Royce Capital Fund 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Capital Fund – Small-Cap Portfolio

VALUE

REPURCHASE AGREEMENT – 5.5%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $18,429,010 (collateralized by obligations of various U.S. Government Agencies, valued at $19,147,813) (Cost $18,429,000)	$18,429,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $10,887,671)	10,887,671

TOTAL INVESTMENTS – 103.2%
(Cost $519,605,756)	342,351,766

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.2)%	(10,567,556)

NET ASSETS – 100.0%	$331,784,210

	SHARES	VALUE
COMMON STOCKS – 93.1%

Consumer Products – 8.4%
Apparel, Shoes and Accessories - 2.9%
Steven Madden [a]	207,528	$4,424,497
Wolverine World Wide	193,396	4,069,052

		8,493,549

Health, Beauty and Nutrition - 4.0%
Inter Parfums	317,296	2,436,833
†NBTY [a]	278,500	4,358,525
Nu Skin Enterprises Cl. A	266,100	2,775,423
Nutraceutical International [a]	285,104	2,192,450

		11,763,231

Home Furnishing and Appliances - 0.4%
Ethan Allen Interiors	82,700	1,188,399

Sports and Recreation - 1.1%
Thor Industries	131,600	1,734,488
Winnebago Industries	245,200	1,478,556

		3,213,044

Total (Cost $41,783,310)		24,658,223

Consumer Services – 7.8%
Leisure and Entertainment - 1.6%
International Speedway Cl. A	124,700	3,582,631
World Wrestling Entertainment Cl. A	106,559	1,180,673

		4,763,304

Retail Stores - 6.2%
Abercrombie & Fitch Cl. A	156,000	3,598,920
American Eagle Outfitters	317,600	2,972,736
Buckle (The)	154,400	3,369,008
Cato Corporation (The) Cl. A	240,900	3,637,590
Dress Barn (The) [a]	350,600	3,765,444
†Men’s Wearhouse (The)	49,100	664,814

		18,008,512

Total (Cost $28,922,203)		22,771,816

Financial Intermediaries – 14.6%
Insurance - 12.0%
American Safety Insurance Holdings [a]	213,060	2,814,523
Amerisafe [a]	8,200	168,346
Aspen Insurance Holdings	217,600	5,276,800
EMC Insurance Group	81,968	2,102,479
Harleysville Group	51,327	1,782,587
Max Capital Group	209,603	3,709,973
Meadowbrook Insurance Group	507,700	3,269,588
Montpelier Re Holdings	243,077	4,081,263
Reinsurance Group of America	108,100	4,628,842
United Fire & Casualty	67,179	2,087,251
†Validus Holdings	196,800	5,148,288

		35,069,940

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Annual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund – Small-Cap Portfolio (continued)

	SHARES	VALUE

Financial Intermediaries (continued)
Securities Brokers - 2.6%
Knight Capital Group Cl. A [a]	473,500	$7,647,025

Total (Cost $42,981,829)		42,716,965

Financial Services – 1.0%
Investment Management - 1.0%
†Federated Investors Cl. B	177,700	3,013,792

Total (Cost $3,714,356)		3,013,792

Health – 3.5%
Drugs and Biotech - 1.1%
†Obagi Medical Products [a]	420,067	3,133,700

Health Services - 1.2%
U.S. Physical Therapy [a]	270,600	3,607,098

Medical Products and Devices - 1.2%
Home Diagnostics [a]	494,755	2,458,932
Palomar Medical Technologies [a]	87,254	1,006,039

		3,464,971

Total (Cost $12,409,236)		10,205,769

Industrial Products – 15.7%
Automotive - 2.0%
†ATC Technology [a]	204,159	2,986,846
Dorman Products [a]	208,259	2,749,019

		5,735,865

Building Systems and Components - 1.9%
Drew Industries [a,b]	135,900	1,630,800
Simpson Manufacturing	139,485	3,872,104

		5,502,904

Industrial Components - 0.3%
Bel Fuse Cl. A	49,762	897,706

Machinery - 4.5%
Lincoln Electric Holdings	76,300	3,885,959
†Robbins & Myers	189,600	3,065,832
Rofin-Sinar Technologies [a]	156,794	3,226,820
Woodward Governor	129,200	2,974,184

		13,152,795

Metal Fabrication and Distribution - 3.8%
†Carpenter Technology	172,000	3,532,880
Schnitzer Steel Industries Cl. A	59,700	2,247,705
†Sims Group ADR	232,470	2,887,278
Universal Stainless & Alloy Products [a,b]	181,376	2,628,138

		11,296,001

Pumps, Valves and Bearings - 3.2%
Gardner Denver [a]	242,449	5,658,760
†IDEX Corporation	128,000	3,091,200
Kaydon Corporation	18,000	618,300

		9,368,260

Total (Cost $60,665,593)		45,953,531

	SHARES	VALUE

Industrial Services – 11.9%
Commercial Services - 8.5%
Barrett Business Services	206,426	$2,250,044
CRA International [a]	52,897	1,424,516
Heidrick & Struggles International	227,500	4,900,350
Kforce [a]	484,000	3,717,120
Korn/Ferry International [a]	468,900	5,354,838
Resources Connection [a]	229,400	3,757,572
TrueBlue [a]	372,800	3,567,696

		24,972,136

Industrial Distribution - 1.3%
Applied Industrial Technologies	204,100	3,861,572

Transportation and Logistics - 2.1%
Arkansas Best	80,200	2,414,822
†Star Bulk Carriers[b]	267,715	688,027
†Tidewater	72,800	2,931,656

		6,034,505

Total (Cost $53,621,485)		34,868,213

Natural Resources – 14.4%
Energy Services - 10.2%
Ensign Energy Services	276,200	2,957,768
Helmerich & Payne	111,800	2,543,450
Oil States International [a]	330,500	6,177,045
Patterson-UTI Energy	212,500	2,445,875
Pioneer Drilling [a]	538,864	3,001,472
†Rowan Companies	192,900	3,067,110
RPC	101,400	989,664
Superior Well Services [a]	171,970	1,719,700
Trican Well Service	155,400	1,002,012
Unit Corporation [a]	223,300	5,966,576

		29,870,672

Oil and Gas - 1.4%
Cimarex Energy	153,718	4,116,568

Precious Metals and Mining - 2.7%
Agnico-Eagle Mines	79,600	4,085,868
Pan American Silver [a]	124,900	2,132,043
Red Back Mining [a]	247,700	1,723,567

		7,941,478

Real Estate - 0.1%
W.P. Carey & Co.	13,640	319,585

Total (Cost $53,290,545)		42,248,303

Technology – 13.0%
Components and Systems - 4.7%
MKS Instruments [a]	260,700	3,855,753
MTS Systems	111,109	2,959,944
Rimage Corporation [a]	257,045	3,446,973
†Super Micro Computer [a]	546,262	3,457,839

		13,720,509

Internet Software and Services - 0.8%
†United Online	407,158	2,471,449

Semiconductors and Equipment - 3.9%
Advanced Energy Industries [a]	310,002	3,084,520

18 | Royce Capital Fund 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Technology (continued)
Semiconductors and Equipment (continued)
Entegris [a]	1,145,295	$2,508,196
OmniVision Technologies [a]	292,214	1,534,123
Techwell [a]	131,641	855,667
Trident Microsystems [a]	594,300	1,123,227
Verigy [a]	230,300	2,215,486

		11,321,219

Telecommunications - 3.6%
Comtech Telecommunications [a]	137,366	6,294,110
NETGEAR [a]	388,300	4,430,503

		10,724,613

Total (Cost $62,213,867)		38,237,790

Miscellaneous [d] – 2.8%
Total (Cost $9,695,737)		8,349,422

TOTAL COMMON STOCKS
(Cost $369,298,161)		273,023,824

REPURCHASE AGREEMENT – 7.0%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $20,580,011 (collateralized by obligations of various U.S. Government Agencies, valued at $23,688,000) (Cost $20,580,000)		20,580,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $1,395,122)		1,395,122

TOTAL INVESTMENTS – 100.6%
(Cost $391,273,283)		294,998,946

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(1,662,894)

NET ASSETS – 100.0%		$293,336,052

†	New additions in 2008.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2008.
[c]	Securities for which market quotations are not readily available represent 0.6% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[d]	Includes securities first acquired in 2008 and less than 1% of net assets.
[e]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Annual Report to Shareholders | 19

Statements of Assets and Liabilities	December 31, 2008

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$323,922,766	$274,418,946
Repurchase agreements (at cost and value)	18,429,000	20,580,000
Cash and foreign currency	–	496
Receivable for investments sold	1,108,724	304,838
Receivable for capital shares sold	220,062	2,649,439
Receivable for dividends and interest	355,705	214,268
Prepaid expenses and other assets	9,258	5,940

Total Assets	344,045,515	298,173,927

LIABILITIES:
Payable for collateral on loaned securities	10,887,671	1,395,122
Payable to custodian for cash overdrawn and foreign currency	1,646	–
Payable for investments purchased	451,644	2,014,448
Payable for capital shares redeemed	489,897	1,109,641
Payable for investment advisory fees	327,065	227,391
Accrued expenses	103,382	91,273

Total Liabilities	12,261,305	4,837,875

Net Assets	$331,784,210	$293,336,052

ANALYSIS OF NET ASSETS:
Paid-in capital	$539,101,382	$399,632,228
Undistributed net investment income (loss)	(70,286)	7,214
Accumulated net realized gain (loss) on investments and foreign currency	(29,984,922)	(10,028,518)
Net unrealized appreciation (depreciation) on investments and foreign currency	(177,261,964)	(96,274,872)

Net Assets	$331,784,210	$293,336,052

Investment Class	$328,058,668	$291,897,787
Service Class	3,725,542	1,438,265

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	54,372,266	45,490,630
Service Class	618,395	224,638

NET ASSET VALUES:
(Net Assets — Shares Outstanding)
(offering and redemption price per share)
Investment Class	$6.03	$6.42
Service Class	6.02	6.40

* Investments at identified cost	$501,176,756	$370,693,283
Market value of loaned securities	10,781,804	1,399,996

20 | Royce Capital Fund 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,317,872	$1,206,158	$246,375	$1,999,916
Net realized gain (loss) on investments and foreign currency	(21,207,803)	59,162,715	(8,246,378)	28,423,391
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(244,986,123)	(37,328,290)	(94,474,073)	(41,506,884)

Net increase (decrease) in net assets from investment operations	(260,876,054)	23,040,583	(102,474,076)	(11,083,577)

DISTRIBUTIONS:
Net investment income
Investment Class	(13,058,155)	(9,361,854)	(2,337,827)	(180,956)
Service Class	(90,960)	(35,888)	(6,931)	–
Net realized gain on investments and foreign currency
Investment Class	(54,721,733)	(53,346,171)	(30,054,260)	(15,743,210)
Service Class	(414,258)	(235,606)	(152,571)	(79,740)

Total distributions	(68,285,106)	(62,979,519)	(32,551,589)	(16,003,906)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	96,537,277	160,003,809	105,771,986	116,967,688
Service Class	3,214,943	3,215,912	526,046	2,184,727
Distributions reinvested
Investment Class	67,779,888	62,708,019	32,392,087	15,924,166
Service Class	505,218	271,494	159,502	79,740
Value of shares redeemed
Investment Class	(139,333,402)	(114,348,536)	(57,692,282)	(34,312,008)
Service Class	(1,226,979)	(961,816)	(189,298)	(554,804)

Net increase (decrease) in net assets from capital share transactions	27,476,945	110,888,882	80,968,041	100,289,509

NET INCREASE (DECREASE) IN NET ASSETS	(301,684,215)	70,949,946	(54,057,624)	73,202,026
NET ASSETS:
Beginning of year	633,468,425	562,518,479	347,393,676	274,191,650

End of year	$331,784,210	$633,468,425	$293,336,052	$347,393,676

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(70,286)	$(369,476)	$7,214	$1,999,415

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Annual Report to Shareholders | 21

Statements of Operations	Year Ended December 31, 2008

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$10,673,980	$3,135,952
Interest	768,076	614,255
Securities lending	628,899	161,226

Total income	12,070,955	3,911,433

Expenses:
Investment advisory fees	6,366,922	3,406,081
Distribution fees	8,014	4,361
Custody	120,168	38,908
Shareholder reports	87,731	95,924
Administrative and office facilities	50,464	30,499
Trustees’ fees	39,249	24,855
Audit	35,535	35,319
Shareholder servicing	25,610	24,043
Legal	6,204	3,743
Registration	2,529	760
Other expenses	21,542	11,908

Total expenses	6,763,968	3,676,401
Compensating balance credits	(36)	(888)
Expenses reimbursed by investment adviser
Service Class	(10,849)	(10,455)

Net expenses	6,753,083	3,665,058

Net investment income (loss)	5,317,872	246,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	(21,207,803)	(8,246,378)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(244,986,123)	(94,474,073)

Net realized and unrealized gain (loss) on investments and foreign currency	(266,193,926)	(102,720,451)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(260,876,054)	$(102,474,076)

22 | Royce Capital Fund 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2008	$13.47	$0.13	$(5.99)	$(5.86)	$(0.30)	$(1.28)	$(1.58)	$6.03	(43.27)%	$328,059	1.32%	1.32%	1.32%	1.05%	51%
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98	629,953	1.31	1.31	1.31	0.19	47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07	561,257	1.32	1.31	1.31	(0.09)	41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61	384,069	1.33	1.33	1.33	(0.51)	38
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85	345,499	1.34	1.34	1.34	(0.78)	38

Micro-Cap Portfolio – Service Class (a)
2008	$13.45	$0.05	$(5.92)	$(5.87)	$(0.28)	$(1.28)	$(1.56)	$6.02	(43.44)%	$3,725	1.92%	1.92%	1.58%	0.70%	51%
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71	3,515	2.11	2.11	1.58	(0.06)	47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06 #	1,262	8.67 *	8.67 *	1.58 *	0.16 *	41

Small-Cap Portfolio – Investment Class
2008	$9.96	$0.00	$(2.72)	$(2.72)	$(0.06)	$(0.76)	$(0.82)	$6.42	(27.18)%	$291,898	1.07%	1.07%	1.07%	0.07%	45%
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)	345,747	1.09	1.08	1.08	0.60	64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57	274,089	1.08	1.08	1.08	0.08	54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56	187,039	1.11	1.11	1.11	0.11	45
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95	110,911	1.14	1.14	1.14	(0.62)	47

Small-Cap Portfolio – Service Class (a)
2008	$9.94	$(0.02)	$(2.73)	$(2.75)	$(0.03)	$(0.76)	$(0.79)	$6.40	(27.50)%	$1,438	1.96%	1.96%	1.36%	(0.21)%	45%
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)	1,647	2.09	2.09	1.36	0.23	64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94 #	103	15.77 *	15.77 *	1.36 *	(0.12)*	54

(a)	The Class commenced operations on May 2, 2006.
*	Annualized.
#	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Annual Report to Shareholders | 23

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
      Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2008:

	Level 1	Level 2	Level 3	Total

Micro-Cap Portfolio	$226,945,451	$113,456,984	$1,949,331	$342,351,766
Small-Cap Portfolio	266,595,237	28,403,709	-	294,998,946

Level 3 Reconciliation:
	Balance as of 12/31/07	Change in unrealized (depreciation)	Purchases	Balance as of 12/31/08

Micro-Cap Portfolio	-	$(458,669)	$2,408,000	$1,949,331

Repurchase Agreements:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:

The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

24 | Royce Capital Fund 2008 Annual Report to Shareholders

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
    The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
   The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated administrative and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2008.

Capital Share Transactions (in shares):

			Shares issued for
	Shares sold		reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07

Micro-Cap Portfolio
Investment Class	8,756,498	10,635,970	11,468,678	4,690,203	(12,618,795)	(7,534,125)	7,606,381	7,792,048
Service Class	391,826	217,328	85,630	20,336	(120,467)	(63,948)	356,989	173,716

Small-Cap Portfolio
Investment Class	12,033,099	10,546,957	5,149,775	1,592,417	(6,394,795)	(3,114,213)	10,788,079	9,025,161
Service Class	55,764	199,236	25,398	7,998	(22,258)	(51,148)	58,904	156,086

Royce Capital Fund 2008 Annual Report to Shareholders | 25

Notes to Financial Statements (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2008. For the year ended December 31, 2008, Micro-Cap Portfolio recorded advisory fees of $6,366,922 and Small-Cap Portfolio recorded advisory fees of $3,406,081.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2008, Micro-Cap Portfolio-Service Class recorded net distribution fees of $8,014 and Small-Cap Portfolio-Service Class recorded net distribution fees of $4,361.

Purchases and Sales of Investment Securities:
       For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$261,330,024	$243,512,383
Small-Cap Portfolio	198,739,589	140,966,640

Class Specific Expenses:
Class specific expenses were as follows:
							Expenses
	Net				Transfer Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$15,309	$86,375	$2,494	$(35)	$104,143	$–
Micro-Cap Portfolio – Service Class	8,014	10,301	1,356	35	(1)	19,705	10,849
	8,014	25,610	87,731	2,529	(36)
Small-Cap Portfolio – Investment Class	–	13,757	94,571	760	(9)	109,079	–
Small-Cap Portfolio – Service Class	4,361	10,286	1,353	–	(1)	15,999	10,455
	4,361	24,043	95,924	760	(10)

Tax Information:
     At December 31, 2008, unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$522,150,542	$(179,798,776)	$26,254,561	$206,053,337
Small-Cap Portfolio	391,273,826	(96,274,880)	12,256,605	108,531,485

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.

Distributions during the years ended December 31, 2008 and 2007 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2008	2007	2008	2007

Micro-Cap Portfolio	$20,214,246	$24,803,458	$48,070,860	$38,176,061
Small-Cap Portfolio	14,667,692	5,381,133	17,883,897	10,622,773

The tax basis components of distributable earnings at December 31, 2008 were as follows:

		Capital	Net Unrealized	Total	Post
	Undistributed	Loss	Appreciation	Distributable	October
	Ordinary Income	Carryforward*	(Depreciation)**	Earnings	Loss Deferrals***

Micro-Cap Portfolio	–	$(10,363,139)	$(179,806,750)	$(190,169,889)	$17,147,284
Small-Cap Portfolio	–	(2,823,933)	(96,275,415)	(99,099,348)	7,196,832

*	Capital loss carryforward for Federal Tax purposes expires December 31, 2016.

**	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.

***	Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

26 | Royce Capital Fund 2008 Annual Report to Shareholders

Tax Information (continued):
      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2008, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Micro-Cap Portfolio	$8,130,433	$(6,052,978)	$(2,077,455)
Small-Cap Portfolio	106,182	2,216	(108,398)

Royce Capital Fund 2008 Annual Report to Shareholders | 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Trust”) at December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2009

28 | Royce Capital Fund 2008 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2008 and held for the entire six-month period ended December 31, 2008. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/08	12/31/08	Period(1)	7/1/08	12/31/08	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$610.35	$5.34	$1,000.00	$1,018.50	$6.70	1.32%
Small-Cap Portfolio	1,000.00	714.58	4.61	1,000.00	1,019.76	5.43	1.07%

Service Class

Micro-Cap Portfolio	1,000.00	609.52	6.39	1,000.00	1,017.19	8.01	1.58%
Small-Cap Portfolio	1,000.00	712.83	5.86	1,000.00	1,018.30	6.90	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information:

In January 2009, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2008.

2008 Supplemental Tax Information:

		Long-Term Capital
	% Income Qualifying	Gain Distribution or
Fund	For DRD	Maximum Allowable (000’s)

Micro-Cap Portfolio	12.01%	$48,068
Small-Cap Portfolio	16.56	17,883

Definitions:
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Royce Capital Fund 2008 Annual Report to Shareholders | 29

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 54 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Executive Officer and Director of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee**
Age: 77 | Number of Funds Overseen: 28 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 70 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 74 | Number of Funds Overseen: 28 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 66 | Number of Funds Overseen: 42 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 63 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 57 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 46 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 41 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 49 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee
** Retired from the Board of Trustees effective January 1, 2009.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

30 | Royce Capital Fund 2008 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Royce Capital Fund—Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund—Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the prospectus). The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2008 Annual Report to Shareholders | 31

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32 | This page is not part of the 2008 Annual Report to Shareholders

Postscript: Where Were You When...?

The assassination of John F. Kennedy, The Beatles’ first appearance on the Ed Sullivan Show, Neil Armstrong walking on the moon, Richard Nixon’s resignation, Elvis’s death, the fall of the Berlin Wall, the Tiananmen Square protests, 9/11: These represent a partial list of historical events that not only lead us to remember what we were doing when they occurred, but also compel us to ask of others, “Where were you when this happened?”

most palpably during the first 10 trading days of October, as equity prices tumbled downward at record speed. Beginning in 2007, plenty of signs could be seen that stock prices were overdue for correction. However, we were astonished by the magnitude and velocity of the decline. Realizing that we were neither smart nor skilled enough to stop the inexorable march downward for our portfolios made it a sobering time. Having always prided ourselves on being effective risk managers and enjoying several funds’ long records of strong down market results, we were more than a little taken aback by the increasingly negative returns for even our most conservatively managed portfolios.

     It speaks to a need many of us have to engage others in creating a collective memory out of our own subjective experience, an effort to cultivate a shared sense of a past that stores enormous events that transcend the everyday. For many people in the investment business, certainly for all of us here at Royce, the events of the last few months—beginning in mid-September and continuing through the end of the year—more than qualify as this kind of experience. It’s doubtful that the travails of the stock market, which are, after all, merely part of the larger story of a global economy in crisis, have entered the popular imagination at large as a watershed event. However, they have worked their way into the minds of most of us who toil away in the financial markets as exactly this sort of happening.

     It’s an old Wall Street cliché that in a real bear market no stock is spared. Confronted with the stark reality of that statement during this past year, we asked ourselves what we might have done differently. The conclusion was not hard to reach. We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been. We still think that it’s best to be consistent, even as we understand how little comfort that offers to investors—ourselves included— who are probably still smarting from the sticker shock of their year-end statements.

     Of course, not all remarkable historical occurrences are seen as negative, though the stock market’s recent problems share traits with other dramatically difficult situations. As such, the precipitous declines of 2008 could not help but lead us to moments of reflection. Extraordinary times inevitably prompt questions about how things got this way, how they may have gone differently and how they might be avoided in the future.

We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been.

     Along with 1907 and 1929, 2008 will enter the annals of stock market history as a truly disastrous year, as opposed to years such as 2002 or 1990 that were merely lousy. It enters our own history as easily the worst year that we have endured as a firm, one in which we will never forget where we were.

We have made no secret of our dismay at just how bad it has all been, and we have not been shy about the shock we felt,

This page is not part of the 2008 Annual Report to Shareholders

Wealth Of Experience
With approximately $19 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 14 Portfolio Managers, as well as seven assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds

1414 Avenue of the Americas | New York, NY 10019 | (800) 221-4268 | www.roycefunds.com

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2008 - $44,254
Year ended December 31, 2007 - $38,380

(b)	Audit-Related Fees:
Year ended December 31, 2008 - $0
Year ended December 31, 2007 - $0

(c)	Tax Fees:
Year ended December 31, 2008 - $15,746 - Preparation of tax returns and excise tax review
Year ended December 31, 2007 - $14,038 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2008 - $0
Year ended December 31, 2007 - $843 – State tax research

(e)(1)     Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

               If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

               Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2008 –$15,746
Year ended December 31, 2007 –$14,881

(h)	No such services were rendered during 2008 or 2007.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.  Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/Charles M. Royce
Charles M. Royce
President

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/Charles M. Royce	BY: /s/John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: February 26, 2009	Date: February 26, 2009